UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Report to Shareholders

Corporate Income Fund	November 30, 2015

The views and opinions in this report were current as of November 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After the reporting period, the U.S. Federal Reserve announced a 0.25% increase in its federal funds target rate. This is the first time since 2006 that the U.S. central bank has increased rates, and we are well aware of the concerns this decision has raised for investors. Keep in mind that markets have been positioning for this increase for some time. In anticipation of the Fed’s move, the fund trimmed riskier positions. As a result, during the period, higher-quality securities performed best.

MARKET ENVIRONMENT

The U.S. economy remained one of the healthiest among the major developed markets. Growth trajectories and monetary policies diverged across developed economies. Throughout the period, heightened concerns about slowing growth in China and uncertainty about the timing of the Fed interest rate hike created considerable volatility in global financial markets and prompted flights into and out of U.S. Treasuries. In August, China’s efforts to let its currency, the yuan, devalue triggered fears that the Chinese government was struggling to manage a deceleration in the country’s economic growth. The unexpected devaluation caused selling pressure on riskier asset classes worldwide, and investors flocked to the safe-haven U.S. Treasuries.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

U.S. government bonds received another boost after the Fed opted not to increase its target rate at its September 16–17 meeting, as many had expected, citing weakness in the global economy. Later in the period, however, a strong October employment report solidified the consensus view that the Fed would raise its target rate at its December policy meeting. That widely held conclusion triggered a sell-off in U.S. Treasuries. High yield corporate bonds fell sharply in the reporting period, with lower-quality debt from the energy and commodity-related industries experiencing the worst losses. Declines in the investment-grade corporate bond market were more modest as investors sought higher-quality names and readily absorbed relatively high levels of new supply. As global bond markets continue to adjust to the change in Fed policy, we anticipate elevated volatility. As a result, we have reduced the overall risk exposure in your portfolio by trimming our exposure to lower-rated bonds. We have added to higher-quality sectors that have better liquidity, such as banking, insurance, and health care.

PERFORMANCE

During the six-month period ended November 30, 2015, the fund returned -1.36%, compared with -0.83% for the Barclays U.S. Corporate Investment Grade Bond Index. The Lipper Corporate Debt Funds BBB-Rated Average returned -1.56% for the same period. The fund started the six-month period with a net asset value of $9.71 and ended at $9.41, and dividends totaled $0.17 per share over six months. The 30-day SEC yield rose from 3.11% at the end of May to 3.41% at the end of November.

The fixed income markets were volatile during the reporting period, as investors considered the ramifications of a potential rise in interest rates and continued weakness in commodity prices. The volatility accentuated the importance of sound risk management in our bond portfolios. We would like to reiterate that T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes. We do not believe that your fund will be adversely affected by liquidity concerns, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring liquidity conditions closely.

PORTFOLIO REVIEW

Although we decreased our exposure to the basic industry sector, which suffered from commodity price weakness, it was a large detractor. Our security selection among basic industry names also hurt results, mostly because of our holdings of Samarco Mineracao. The value of the iron ore producer’s debt fell precipitously after a deadly mining disaster in Brazil prompted a closure of the company’s biggest mine and a temporary suspension of its operating license. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

During the period, oil prices fell 31% as global supplies continued to outpace demand. Our underweight to the energy sector benefited relative returns, but security selection detracted. EQT Midstream Partners, Enterprise Products Operations, Rowan Companies, and Williams Partners were among our poorest performers. Our underweight allocation to the health care and pharmaceutical segments also detracted as those sectors benefited from strong merger activity and solid revenue reports. Likewise, the portfolio’s relative performance suffered from an underweight allocation to U.S. banks, which gave investors a relatively safe-haven sector during heightened market volatility.

Stock selection in non-U.S. banks and financial services companies was the biggest contributor to the fund’s performance. Our allocation to GE Capital debt was the top individual contributor, while an overweight to the consumer cyclicals sector, which has been buoyed by the sustained U.S. economic recovery, also benefited results.

At the end of the period, the portfolio held 68% of net assets in BBB bonds, 19% in A and higher-rated bonds, and 13% in BB securities. Consumer cyclicals remained our largest sector exposure at 13.6% of the portfolio. Banks domiciled outside of the U.S. made up 9.7% of the portfolio, U.S. diversified banking, 9.4%, insurance, 8.2%, and health care/pharmaceuticals, 7.0%. The rest of the fund was diversified across a broad array of sectors and industries.

OUTLOOK

The Fed’s decision to raise rates is a sign that the U.S. economy is improving and we are in the later stage of a credit cycle, which is characterized by increasingly levered balance sheets and a decline in credit metrics. We pay close attention to the credit cycle when making shifts to the portfolio. However, the cycle moves slowly, and our credit analysts’ research takes these adverse environments into account. As a result, we have avoided making any drastic changes to the portfolio. In managing the fund, I expect that we will continue our shift into lower-risk assets. Credits of financial institutions are particularly attractive in this phase of the credit cycle because these companies have taken less risk and built up their balance sheets in a period of heavy regulation. Rising rates can also be beneficial to bank revenues. Because higher rates may lead to a further strengthening of the U.S. dollar against other currencies, we are also looking to reduce our exposure to emerging markets and to commodities in general.

We believe that investment-grade credit is in a good position given the pressure on the high yield and emerging markets. We see a lot of value in the BBB non-commodity space, where we have the largest percentage of our investments. Therefore, we expect to see flows into this space from higher-risk areas of the fixed income market. It is, in our view, one of the last bastions where credit quality is solid and yields are still attractive versus Treasuries.

While liquidity remains a concern, declining liquidity creates opportunities for long-term fixed income investors. Less liquid bonds can be attractive when issuers are fundamentally sound and investors are adequately compensated with attractive yields. As always, we will continue to search for value and seek out securities offering reasonable yields without taking on an inordinate level of risk. We remain committed to a risk-conscious, fundamentally based investment approach and long-term perspective.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii, CFA
Chairman of the fund’s Investment Advisory Committee

December 17, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 94.8%		
FINANCIAL INSTITUTIONS 34.1%		
Banking 20.1%		
Abbey National Treasury Services, 1.375%, 3/13/17	4,085	4,082
ABN AMRO Bank, 4.75%, 7/28/25 (1)	3,210	3,217
Banco Bilbao Vizcaya Argentaria, 3.00%, 10/20/20	5,280	5,275
Bank of America, 3.95%, 4/21/25	7,035	6,946
Bank of America, 4.20%, 8/26/24	2,950	2,979
Bank of America, VR, 6.50%, 10/29/49	4,485	4,732
Bank of Tokyo-Mitsubishi, 2.15%, 9/14/18 (1)	2,930	2,927
Barclays, 2.75%, 11/8/19	3,035	3,030
Barclays, 3.65%, 3/16/25	5,760	5,586
Barclays, 5.25%, 8/17/45	3,365	3,468
BBVA Bancomer (Texas), 4.375%, 4/10/24 (1)	1,255	1,261
BPCE, 4.50%, 3/15/25 (1)	3,035	2,991
BPCE, 5.15%, 7/21/24 (1)	2,740	2,834
Credit Agricole London, 2.75%, 6/10/20 (1)	4,810	4,870
Credit Suisse, 3.80%, 9/15/22 (1)	5,870	5,907
Credit Suisse, 6.50%, 8/8/23 (1)	2,940	3,235
Discover Financial Services, 3.75%, 3/4/25	1,300	1,270
Discover Financial Services, 3.95%, 11/6/24	3,190	3,154
Discover Financial Services, 10.25%, 7/15/19	1,070	1,297
Goldman Sachs, 2.75%, 9/15/20	3,565	3,580
Goldman Sachs, 2.90%, 7/19/18	2,185	2,241
Goldman Sachs, 4.25%, 10/21/25	3,600	3,611
Goldman Sachs, 6.25%, 2/1/41	3,535	4,274
Goldman Sachs, 6.75%, 10/1/37	2,485	2,977
Goldman Sachs, VR, 5.375%, 12/29/49	3,435	3,409
Intesa Sanpaolo, 3.125%, 1/15/16	420	421
JPMorgan Chase, 3.375%, 5/1/23	1,055	1,046

JPMorgan Chase, 3.875%, 9/10/24	3,090	3,106
JPMorgan Chase, 4.25%, 10/1/27	4,285	4,303
JPMorgan Chase, VR, 5.30%, 12/29/49	5,210	5,184
JPMorgan Chase, VR, 6.75%, 1/29/49	2,715	2,932
Lloyds TSB Bank, 6.50%, 9/14/20 (1)	3,160	3,703
Merrill Lynch, 6.11%, 1/29/37	2,525	2,914
Mitsubishi Trust & Banking, 2.65%, 10/19/20 (1)	3,340	3,335
Morgan Stanley, 3.95%, 4/23/27	3,030	2,961
Morgan Stanley, 4.35%, 9/8/26	4,845	4,948
Morgan Stanley, 5.00%, 11/24/25	3,400	3,665
Nationwide Building Society, 3.90%, 7/21/25 (1)	1,630	1,674
Nordea Bank, 4.875%, 5/13/21 (1)	3,680	3,949
PNC Financial Services Group, VR, 6.75%, 7/29/49	2,140	2,317
Santander U.K., 2.875%, 10/16/20	2,920	2,921
Toronto-Dominion Bank, 2.25%, 11/5/19	1,314	1,320
UBS Group Funding, 4.125%, 9/24/25 (1)	2,220	2,235
		142,087
Finance Companies 2.7%		
GATX, 3.25%, 3/30/25	2,410	2,247
GATX, 4.50%, 3/30/45	1,610	1,415
GE Capital, 5.875%, 1/14/38	4,003	4,918
GE Capital International Funding, 4.418%, 11/15/35 (1)	10,310	10,557
		19,137
Insurance 8.1%		
ACE INA Holdings, 4.35%, 11/3/45	1,630	1,633
AON, 2.80%, 3/15/21	3,050	3,056
AON, 4.75%, 5/15/45	3,455	3,441
CNA Financial, 3.95%, 5/15/24	3,920	3,922

CNA Financial, 5.875%, 8/15/20	1,785	1,996
CNO Financial, 4.50%, 5/30/20	1,525	1,567
First American Financial, 4.60%, 11/15/24	3,945	4,022
Humana, 3.15%, 12/1/22	4,375	4,288
Humana, 4.95%, 10/1/44	6,126	6,203
Lender Processing Services, 5.75%, 4/15/23	3,770	3,935
Liberty Mutual Group, 4.25%, 6/15/23 (1)	1,335	1,363
Liberty Mutual Group, 4.85%, 8/1/44 (1)	3,075	2,979
Marsh & McLennan, 3.50%, 3/10/25	1,920	1,896
Principal Financial Group, VR, 4.70%, 5/15/55	4,605	4,618
Provident, 7.00%, 7/15/18	1,655	1,844
Reinsurance Group of America, 5.00%, 6/1/21	660	715
Reinsurance Group of America, 6.45%, 11/15/19	1,465	1,657
UnitedHealth Group, 3.75%, 7/15/25	2,860	2,962
Unum Group, 5.625%, 9/15/20	1,195	1,322
Voya Financial, VR, 2.90%, 2/15/18	1,715	1,749
WellCare Health Plans, 5.75%, 11/15/20	700	724
XLIT, 5.25%, 12/15/43	1,440	1,505
		57,397
Real Estate Investment Trusts 3.2%		
American Campus Communities, 3.75%, 4/15/23	2,680	2,627
American Campus Communities, 4.125%, 7/1/24	2,360	2,358
Brixmor Operating, 3.85%, 2/1/25	3,125	3,063
Brixmor Operating, 3.875%, 8/15/22	1,765	1,761
Healthcare Realty Trust, 3.75%, 4/15/23	2,235	2,191
Healthcare Realty Trust, 5.75%, 1/15/21	1,420	1,575
Highwoods Realty, 3.625%, 1/15/23	2,535	2,504
Host Hotels & Resorts, 4.00%, 6/15/25	3,060	2,951
Kilroy Realty, 4.80%, 7/15/18	1,410	1,484

Kilroy Realty, 6.625%, 6/1/20	1,190	1,359
Kimco Realty, 3.40%, 11/1/22	950	945
		22,818
Total Financial Institutions		241,439
INDUSTRIAL 55.3%		
Basic Industry 6.2%		
Alcoa, 5.125%, 10/1/24	3,115	2,944
Alcoa, 6.15%, 8/15/20	3,275	3,414
Carpenter Technology, 4.45%, 3/1/23	1,085	1,051
Carpenter Technology, 5.20%, 7/15/21	2,900	2,962
Celulosa Arauco y Constitucion, 4.50%, 8/1/24	2,180	2,178
Dow Chemical, 8.55%, 5/15/19	2,085	2,492
Fresnillo, 5.50%, 11/13/23 (1)	1,440	1,490
Goldcorp, 3.625%, 6/9/21	3,005	2,885
International Paper, 3.65%, 6/15/24	3,210	3,193
Invista Finance, 4.25%, 10/15/19 (1)	2,035	1,985
LyondellBasell, 5.00%, 4/15/19	3,770	4,050
Reliance Steel & Aluminum, 4.50%, 4/15/23	2,155	2,042
Samarco Mineracao, 4.125%, 11/1/22 (1)	2,465	887
Samarco Mineracao, 5.375%, 9/26/24 (1)	2,235	804
Solvay Finance, 3.40%, 12/3/20 (1)	3,720	3,719
Southern Copper, 5.25%, 11/8/42	2,510	1,886
Southern Copper, 5.875%, 4/23/45	1,515	1,214
West Fraser Timber, 4.35%, 10/15/24 (1)	5,170	4,923
		44,119
Capital Goods 4.8%		
Case New Holland, 7.875%, 12/1/17	1,075	1,152
CNH Capital, 6.25%, 11/1/16	725	742

Danaher, 4.375%, 9/15/45	3,280	3,389
GE, 4.50%, 3/11/44	2,810	2,902
Harris, 3.832%, 4/27/25	730	723
Holcim, 6.00%, 12/30/19 (1)	4,285	4,809
Lockheed Martin, 3.60%, 3/1/35	800	713
Lockheed Martin, 4.50%, 5/15/36	3,415	3,471
Lockheed Martin, 4.70%, 5/15/46	3,470	3,556
Martin Marietta Materials, 4.25%, 7/2/24	3,130	3,132
Mohawk Industries, 3.85%, 2/1/23	3,340	3,368
Roper Technologies, 3.85%, 12/15/25	2,500	2,496
Valmont Industries, 6.625%, 4/20/20	532	601
Vulcan Materials, 7.50%, 6/15/21	2,615	3,060
		34,114
Communications 9.2%		
21st Century Fox America, 8.25%, 8/10/18	1,530	1,771
Charter Communications Operating, 4.908%, 7/23/25 (1)	3,565	3,607
Charter Communications Operating, 6.484%, 10/23/45 (1)	1,350	1,402
Crown Castle Towers, 3.663%, 5/15/45 (1)	1,785	1,755
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	1,505	1,538
Interpublic Group of Companies, 3.75%, 2/15/23	935	917
Interpublic Group of Companies, 4.00%, 3/15/22	1,820	1,831
Interpublic Group of Companies, 4.20%, 4/15/24	2,420	2,401
Omnicom Group, 3.625%, 5/1/22	1,540	1,560
Omnicom Group, 3.65%, 11/1/24	1,345	1,345
SBA Tower Trust, 2.898%, 10/15/44 (1)	4,200	4,140
SBA Tower Trust, 3.156%, 10/15/45 (1)	4,760	4,699
SBA Tower Trust, 3.598%, 4/15/43 (1)	2,665	2,679
SES Global Americas Holding, 2.50%, 3/25/19 (1)	1,410	1,400
Sirius XM Radio, 5.25%, 8/15/22 (1)	2,690	2,818

Thomson Reuters, 3.85%, 9/29/24	3,000	2,968
Time Warner Cable, 4.00%, 9/1/21	675	691
Time Warner Cable, 5.00%, 2/1/20	1,625	1,728
Time Warner Cable, 6.75%, 7/1/18	1,065	1,174
Time Warner Cable, 8.25%, 4/1/19	3,425	3,964
Time Warner Cable, 8.75%, 2/14/19	365	426
Verizon Communications, 4.50%, 9/15/20	5,750	6,233
Verizon Communications, 6.40%, 9/15/33	7,950	9,294
WPP Finance 2010, 3.75%, 9/19/24	4,860	4,873
		65,214
Consumer Cyclical 10.7%		
Amazon.Com, 3.30%, 12/5/21	2,370	2,458
Amazon.Com, 4.80%, 12/5/34	4,320	4,548
CVS Caremark, 2.80%, 7/20/20	2,725	2,761
CVS Caremark, 3.875%, 7/20/25	2,535	2,601
CVS Caremark, 5.125%, 7/20/45	3,200	3,428
Delphi, 4.15%, 3/15/24	1,470	1,489
Delphi, 5.00%, 2/15/23	1,275	1,340
Delphi Automotive, 4.25%, 1/15/26	1,730	1,748
Expedia, 4.50%, 8/15/24	2,440	2,427
Ford Motor, 4.75%, 1/15/43	2,045	1,944
Ford Motor Credit, 5.75%, 2/1/21	3,990	4,443
General Motors, 3.50%, 10/2/18	1,680	1,705
General Motors, 5.00%, 4/1/35	6,410	6,105
General Motors Financial, 3.00%, 9/25/17	13,950	14,055
General Motors Financial, 3.50%, 7/10/19	3,000	3,030
GLP Capital, 4.375%, 11/1/18	1,425	1,461
Hyundai Capital America, 2.55%, 2/6/19 (1)	2,410	2,401
Hyundai Capital America, 2.875%, 8/9/18 (1)	720	730

NVR, 3.95%, 9/15/22	115	117
O'Reilly Automotive, 3.85%, 6/15/23	1,225	1,243
O'Reilly Automotive, 4.875%, 1/14/21	1,870	2,039
Priceline Group, 3.65%, 3/15/25	2,755	2,701
QVC, 3.125%, 4/1/19	2,260	2,231
QVC, 4.375%, 3/15/23	1,570	1,501
QVC, 4.85%, 4/1/24	1,325	1,283
RCI Banque, 3.50%, 4/3/18 (1)	1,580	1,616
RCI Banque, 4.60%, 4/12/16 (1)	1,800	1,819
Wyndham Worldwide, 4.25%, 3/1/22	2,640	2,660
		75,884
Consumer Non-Cyclical 11.5%		
AbbVie, 2.50%, 5/14/20	2,115	2,097
AbbVie, 3.60%, 5/14/25	2,060	2,038
AbbVie, 4.40%, 11/6/42	1,635	1,523
Actavis Funding, 3.00%, 3/12/20	1,590	1,612
Actavis Funding, 3.80%, 3/15/25	1,780	1,792
Actavis Funding, 3.85%, 6/15/24	1,715	1,742
Actavis Funding, 4.75%, 3/15/45	3,830	3,800
Agilent Technologies, 3.20%, 10/1/22	680	660
Agilent Technologies, 3.875%, 7/15/23	2,345	2,353
Agilent Technologies, 5.00%, 7/15/20	1,845	1,971
Biogen IDEC, 2.90%, 9/15/20	1,240	1,243
Biogen IDEC, 3.625%, 9/15/22	3,150	3,194
Bunge Limited Finance, 3.50%, 11/24/20	3,330	3,341
Bunge Limited Finance, 4.10%, 3/15/16	945	952
Celgene, 3.875%, 8/15/25	5,755	5,737
Celgene, 4.625%, 5/15/44	4,550	4,254
Delhaize Group, 6.50%, 6/15/17	1,950	2,079

Estee Lauder, 4.375%, 6/15/45	3,455	3,505
Gilead Sciences, 3.65%, 3/1/26	8,770	8,820
Imperial Tobacco Finance, 4.25%, 7/21/25 (1)	6,800	6,933
Life Technologies, 6.00%, 3/1/20	1,790	2,011
Mead Johnson Nutrition, 4.125%, 11/15/25	870	879
Medtronic, 2.75%, 4/1/23	465	458
Medtronic, 3.50%, 3/15/25	435	441
Medtronic, VR, 1.137%, 3/15/20	2,440	2,446
Newell Rubbermaid, 3.90%, 11/1/25	1,405	1,391
Reynolds American, 4.00%, 6/12/22	910	945
Reynolds American, 4.45%, 6/12/25	6,680	7,017
Thermo Fisher Scientific, 2.40%, 2/1/19	340	341
Thermo Fisher Scientific, 4.15%, 2/1/24	840	880
Tupperware Brands, 4.75%, 6/1/21	2,360	2,428
Tyson Foods, 3.95%, 8/15/24	2,610	2,669
		81,552
Energy 4.0%		
Boardwalk Pipelines, 4.95%, 12/15/24	1,885	1,715
Columbia Pipeline Group, 4.50%, 6/1/25 (1)	2,425	2,323
DCP Midstream Operating, 2.70%, 4/1/19	190	169
DCP Midstream Operating, 5.60%, 4/1/44	365	282
Enbridge Energy Partners, 5.50%, 9/15/40	1,415	1,161
Energy Transfer Partners, 3.60%, 2/1/23	695	606
Enogex, 6.25%, 3/15/20 (1)	1,500	1,628
Enterprise Products Operations, 7.55%, 4/15/38	1,910	2,248
EQT Midstream Partners, 4.00%, 8/1/24	6,065	5,291
Nabors Industries, 2.35%, 9/15/16	405	404
Nabors Industries, 4.625%, 9/15/21	1,845	1,671
NuStar Logistics, 4.80%, 9/1/20	1,160	1,105

Range Resources, 4.875%, 5/15/25 (1)	3,300	2,929
Rowan Companies, 4.875%, 6/1/22	2,530	2,055
Rowan Companies, 7.875%, 8/1/19	1,380	1,392
Western Gas Partners, 4.00%, 7/1/22	1,510	1,441
Williams Partners, 4.125%, 11/15/20	1,600	1,541
		27,961
Technology 4.7%		
Amphenol, 3.125%, 9/15/21	3,170	3,137
Arrow Electronics, 3.00%, 3/1/18	360	363
Arrow Electronics, 3.50%, 4/1/22	1,140	1,102
Arrow Electronics, 4.50%, 3/1/23	2,905	2,951
Avnet Electronic, 4.875%, 12/1/22	785	811
Fidelity National Information Services, 3.50%, 4/15/23	2,650	2,546
HP Enterprise, 2.45%, 10/5/17 (1)	7,145	7,168
Keysight Technologies, 3.30%, 10/30/19	4,725	4,658
Microsoft, 4.20%, 11/3/35	5,295	5,325
Microsoft, 4.45%, 11/3/45	5,295	5,457
		33,518
Transportation 4.2%		
American Airlines, 3.70%, 11/1/24	1,079	1,048
American Airlines, 4.95%, 7/15/24	2,321	2,466
Burlington Northern Santa Fe, 4.15%, 4/1/45	2,415	2,220
Burlington Northern Santa Fe, 5.05%, 3/1/41	905	946
Burlington Northern Santa Fe, 5.40%, 6/1/41	1,465	1,598
Continental Airlines, 4.15%, 10/11/25	2,872	2,969
Continental Airlines, 4.75%, 7/12/22	649	685
Continental Airlines, 7.25%, 5/10/21	306	345
Continental Airlines, 9.00%, 1/8/18	1,209	1,257

Delta Airlines, 5.30%, 10/15/20	165	176
Delta Airlines, 7.75%, 6/17/21	228	256
Delta Airlines, ETC, 4.95%, 5/23/19	399	419
Delta Airlines, ETC, 6.821%, 2/10/24	755	872
Heathrow Funding, 4.875%, 7/15/23 (1)	2,690	2,912
HPHT Finance 15, 2.25%, 3/17/18 (1)	1,632	1,624
United Airlines Pass-Through Trusts, 4.625%, 3/3/24	6,870	6,870
United Airlines Pass-Through Trusts, ETC, 3.75%, 3/3/28	525	532
United Airlines Pass-Through Trusts, ETC, 4.75%, 10/11/23	676	677
U.S. Airways, 4.625%, 12/3/26	654	683
U.S. Airways, 6.25%, 10/22/24	926	1,035
		29,590
Total Industrial		391,952
UTILITY 5.4%		
Electric 5.2%		
Alabama Power, 3.75%, 3/1/45	3,895	3,547
American Transmission Systems, 5.00%, 9/1/44 (1)	1,315	1,331
Appalachian Power, 4.45%, 6/1/45	2,070	2,008
Appalachian Power, 6.375%, 4/1/36	1,460	1,712
Commonwealth Edison, 4.35%, 11/15/45	3,515	3,569
Constellation Energy Group, 5.15%, 12/1/20	1,440	1,570
Exelon, 2.85%, 6/15/20	840	843
Exelon, 3.95%, 6/15/25	3,295	3,332
Exelon, 4.95%, 6/15/35	2,645	2,662
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	1,135	1,149
IPALCO Enterprises, 3.45%, 7/15/20	3,380	3,329
IPALCO Enterprises, 5.00%, 5/1/18	1,040	1,092
MidAmerican Energy, 4.25%, 5/1/46	2,305	2,314

Monongahela Power, 5.40%, 12/15/43 (1)	2,600	2,887
Origin Energy Finance, 3.50%, 10/9/18 (1)	3,255	3,192
Pennsylvania Electric, 6.15%, 10/1/38	1,000	1,073
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,305	1,318
		36,928
Natural Gas 0.2%		
NiSource Finance, 10.75%, 3/15/16	1,215	1,242
		1,242
Total Utility		38,170
Total Corporate Bonds (Cost $666,342)		671,561
ASSET-BACKED SECURITIES 0.4%		
Other Asset-Backed Securities 0.4%		
DB Master Finance Series 2015-1A, Class A2II 3.98%, 2/20/45 (1)	3,121	3,134
Total Asset-Backed Securities (Cost $3,122)		3,134
BANK LOANS 1.5% (2)		
Communications 0.3%		
Activision Blizzard, VR, 3.25%, 10/13/20	2,112	2,112
		2,112
Consumer Cyclical 0.7%		
Hilton, VR, 3.50%, 10/26/20	778	774
Las Vegas Sands, VR, 3.25%, 12/19/20	2,731	2,681
MGM Resorts International, VR, 3.50%, 12/20/19	1,580	1,570
		5,025

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $702,287)	$	707,245
Interest receivable		6,873
Receivable for investment securities sold		2,684
Receivable for shares sold		257
Unrealized gain on bilateral swaps		28
Cash		8
Variation margin receivable on futures contracts		6
Bilateral swap premiums paid		4
Other assets		59
Total assets		717,164
Liabilities		
Payable for investment securities purchased		7,779
Payable for shares redeemed		690
Investment management fees payable		256
Due to affiliates		55
Bilateral swap premiums received		51
Unrealized loss on bilateral swaps		16
Other liabilities		285
Total liabilities		9,132
NET ASSETS	$	708,032
Net Assets Consist of:		
Undistributed net investment income	$	11
Accumulated undistributed net realized loss		(1,705)
Net unrealized gain		4,981
Paid-in capital applicable to 75,261,846 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		704,745
NET ASSETS	$	708,032
NET ASSET VALUE PER SHARE	$	9.41

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/15
Investment Income (Loss)	
Income	
Interest	$ 14,097
Dividend	6
Other	8
Total income	14,111
Expenses	
Investment management	1,498
Shareholder servicing	436
Prospectus and shareholder reports	16
Custody and accounting	96
Registration	39
Legal and audit	15
Directors	2
Miscellaneous	6
Total expenses	2,108
Net investment income	12,003
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(5,570)
Futures	(151)
Swaps	(59)
Net realized loss	(5,780)
Change in net unrealized gain / loss	
Securities	(15,385)
Futures	18
Swaps	6
Change in net unrealized gain / loss	(15,361)
Net realized and unrealized gain / loss	(21,141)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (9,138)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2015, securities valued at $60,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2015, the notional amount of protection sold by the fund totaled $3,410,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At November 30, 2015, the fund’s total unfunded commitments not included in the Portfolio of Investments were $1,023,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $219,898,000 and $166,384,000, respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. government securities aggregated $30,259,000 and $33,901,000, respectively, for the six months ended November 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2015, the cost of investments for federal income tax purposes was $702,287,000. Net unrealized gain aggregated $4,981,000 at period-end, of which $16,061,000 related to appreciated investments and $11,080,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2015, expenses incurred pursuant to these service agreements were $38,000 for Price Associates; $135,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2015, the fund was allocated $215,000 of Spectrum Funds’ expenses, of which $145,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2015, approximately 51% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2016